UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2020

TORTOISE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38823	83-2538002
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5100 W. 115th Place Leawood, KS	66211
(Address of principal executive offices)	(Zip Code)

(913) 981-1020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	SHLL.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	SHLL	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SHLL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 28, 2020, Tortoise Acquisition Corp. (“TortoiseCorp”) issued a press release announcing that its stockholders voted to approve the proposed business combination with Hyliion Inc. (“Hyliion”) and certain related proposals, and that it has adjourned its virtual Special Meeting of Stockholders to September 30, 2020 at 1:00 p.m., Eastern time, to provide its stockholders with additional time to vote on one of the ancillary proposals described in its definitive proxy statement, dated September 8, 2020 (the “Proxy Statement”).

A copy of the press release is attached as Exhibit 99.1 hereto. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of TortoiseCorp under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions and on the current expectations of TortoiseCorp’s and Hyliion’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of TortoiseCorp and Hyliion. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions; the risk that the approval of the TortoiseCorp stockholders for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating the Proposed Transaction or difficulty in, or costs associated with, integrating the businesses of TortoiseCorp and Hyliion; the amount of redemption requests made by the TortoiseCorp stockholders; the occurrence of events that may give rise to a right of one or both of TortoiseCorp and Hyliion to terminate the Business Combination Agreement; risks related to the rollout of Hyliion’s business and the timing of expected business milestones; the effects of competition on Hyliion’s business; and those factors discussed in TortoiseCorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 under the heading “Risk Factors,” and other documents of TortoiseCorp filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither TortoiseCorp nor Hyliion presently know or that TortoiseCorp and Hyliion currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect TortoiseCorp’s and Hyliion’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. TortoiseCorp and Hyliion anticipate that subsequent events and developments will cause their assessments to change. However, while TortoiseCorp and Hyliion may elect to update these forward-looking statements at some point in the future, TortoiseCorp and Hyliion specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing TortoiseCorp’s or Hyliion’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information and Where to Find It

In connection with the Proposed Transactions, TortoiseCorp has filed the Proxy Statement with the SEC and distributed it to holders of TortoiseCorp’s common stock in connection with TortoiseCorp’s solicitation of proxies for the vote by the TortoiseCorp stockholders with respect to the Proposed Transactions and other matters as described in the Proxy Statement. TortoiseCorp Stockholders and other interested parties are urged to read the Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about TortoiseCorp, Hyliion and the Proposed Transactions. TortoiseCorp stockholders and other interested parties may obtain free copies of the Proxy Statement and other documents filed with the SEC by TortoiseCorp through the website maintained by the SEC at http://www.sec.gov or by directing a request to: Tortoise Acquisition Corp., 5100 W. 115th Place, Leawood, KS or (913) 981-1020.

Participants in the Solicitation

TortoiseCorp and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of TortoiseCorp is set forth in the Proxy Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Proxy Statement and other relevant materials filed with the SEC regarding the Proposed Transactions. TortoiseCorp stockholders and other interested persons should read the Proxy Statement carefully before making any voting decisions. These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated September 28, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2020
TORTOISE ACQUISITION CORP.

	By:	/s/ Vincent T. Cubbage
		Name:	Vincent T. Cubbage
		Title:	Chief Executive Officer and President

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